GREAT-WEST FUNDS, INC.

Great-West Core Strategies: U.S. Equity Fund

Institutional Class Ticker: MXEBX

Investor Class Ticker: MXETX

Class L Ticker: MXEHX

(the “Fund”)

Supplement dated December 4, 2020 to the Prospectus, Summary Prospectus and Statement of Additional

Information (“SAI”) for the Fund, each dated August 28, 2020, as supplemented.

Effective immediately, Holly Fleiss, Larry H. Lee and Joseph Wilson have been added as portfolio managers to the Fund. The following changes are made to the Prospectus, Summary Prospectus, and SAI, as applicable:

The table titled “Portfolio Managers” on page 5 of the Prospectus and Summary Prospectus for the Fund is hereby deleted in its entirety and replaced with the following:

Name	Title	Portfolio Manager of Fund Since
ILIM
Michael Lynch, CFA	Head of Indexed Equities	2018
Nicola Dowdall	Senior Fund Manager	2018
Peter Leonard, CFA	Senior Fund Manager	2018
JPMorgan
Giri Devulapally, CFA	Managing Director	2018
Holly Fleiss	Executive Director	2020
Larry H. Lee	Managing Director	2020
Joseph Wilson	Managing Director	2020
Loomis Sayles
Joseph R. Gatz, CFA	Vice President and Portfolio Manager	2018
Jeffrey Schwartz, CFA	Vice President and Portfolio Manager	2018
Putnam
Darren Jaroch, CFA	Portfolio Manager	2018
Lauren B. DeMore, CFA	Assistant Portfolio Manager	2019

Under the “JPMorgan” sub-section of the “Sub-Adviser” section on page 12 of the Prospectus, the following paragraphs are hereby incorporated:

•

Holly Fleiss, executive director, is a research analyst and portfolio manager within the U.S. Equity Group. Ms. Fleiss joined JPMorgan in 2012 and covers the heath care sector; she is also a co-portfolio manager of the JPMorgan Large Cap Growth Strategy. Prior to joining the firm, Ms. Fleiss spent five years as a buy side analyst at HealthCor Management, focusing on the biotechnology, specialty and pharmaceutical sectors. Prior to that, Ms. Fleiss spent three years at ThinkPanmure and UBS, where she focused on biotechnology, specialty and pharmaceutical stocks as part of a specialized life sciences team advising institutional and ultra-high net worth brokerage clients. Ms. Fleiss holds a B.A. and M.A. in Psychological and Brain Sciences from The Johns Hopkins University.

•

Larry H. Lee, managing director, is a research analyst and portfolio manager within the U.S. Equity Group. Mr. Lee joined JPMorgan in 2006 and covers the financials and business services sector; he is also a co-portfolio manager of the JPMorgan Large Cap Growth Strategy. Prior to joining the firm, Mr. Lee spent eleven years as a sell side analyst at several firms, including CIBC World Markets, Merrill Lynch and Banc of America Securities, primarily focused on the business services sector. He holds a B.A. in Economics from Stanford University and an M.B.A. from University of Chicago.

•

Joseph Wilson, managing director, is a research analyst and portfolio manager within the U.S. Equity Group. Mr. Wilson joined JPMorgan in 2014 and covers the technology sector; he is also a co-portfolio manager of the JPMorgan Large Cap Growth Strategy and the lead portfolio manager on the JPMorgan U.S. Technology

Strategy. Prior to joining the firm, Mr. Wilson spent six years as a buy side analyst for UBS Global Asset Management, where he covered the technology sector for the Large Cap Growth team from 2010 to 2014, and the Mid Cap Growth team in 2009. Prior to that, he worked at RBC Capital Markets as a sell side research associate covering enterprise, infrastructure and security software. Mr. Wilson holds a B.A. in Finance from the University of St. Thomas and an M.B.A. from the University of St. Thomas Opus College of Business.

Under the “Other Accounts Managed” sub-section of the J.P. Morgan Investment Management Inc. section on page 45 of the SAI, the table related to other accounts managed by the portfolio managers is hereby deleted in its entirety and replaced with the following:

	AUM Based Fees*						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Giri Devulapally, CFA	4	$21,138	2	$1,417	17	$2,289	0	$0	0	$0	0	$0
Holly Fleiss**	4	$29,233	2	$2,251	17	$4,448	0	$0	0	$0	0	$0
Larry H. Lee**	4	$29,233	2	$2,251	17	$4,448	0	$0	0	$0	0	$0
Joseph Wilson**	4	$29,233	4	$5,886	20	$8,660	0	$0	0	$0	0	$0

* The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.

**The information is provided as of October 31, 2020

Under the “Ownership of Securities” section on page 47 of the SAI, the disclosure is hereby deleted in its entirety and replaced with the following:

“The portfolio managers did not own any shares of the Fund as of December 4, 2020.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, Summary

Prospectus and SAI for the Fund, each dated August 28, 2020, as supplemented.

Please keep this Supplement for future reference.